EXHIBIT 10.6
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                                WARREN F. KRUGER
                                LIMITED GUARANTY
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The Borrower, PLASTIC PALLET PRODUCTION, INC., a Texas corporation ("Borrower"), has borrowed or desires to borrow the principal sum of $3,000,000.00 from THE
F&M BANK & TRUST COMPANY, an Oklahoma banking corporation ("Bank"), pursuant to a Note ("Note") and Loan Agreement of even date, (the "Loan Agreement") with Borrower and Bank and Warren F. Kruger, Paul A. Kruger and PalWeb Corporation (individually or collectively "Guarantor" or "Guarantors ") (hereinafter the
Note identified above will be collectively referred to as the "Note" and the sums due under the Note shall be referred to and defined hereafter as "Indebtedness").

            As a condition of the loans by the Bank, the Bank has required that the payment and performance by Borrower of the Note and Indebtedness be unconditionally guaranteed by the undersigned to the limited extent and only to the extent outlined below in this Guaranty. The loan of monies to Borrower will benefit the Guarantor as owner of an interest in Borrower.

            1. As an inducement for and in consideration of Bank agreeing to make available or lend to Borrower and Guarantor certain funds pursuant to that certain Loan Agreement dated of even date herewith between Borrower and Bank, and evidenced by the certain Note executed by Borrower and payable to the order of Bank, Guarantor, Guarantor absolutely and unconditionally guarantees and promises to pay to Bank or its order, in legal tender of the United States of America, the Note and Indebtedness (as defined below) of Borrower, to Bank on the terms and conditions set forth in this Guaranty; provided, however, Guarantor's payment obligation shall be limited to, and not exceed, the sum of
(1) ONE MILLION DOLLARS ($1,000,000.00) of the principal sums outstanding on the Notes, plus accrued interest on that sum, and (2) all costs and expenses (including a reasonable attorney's fee) incurred in enforcing this Guaranty (hereinafter collectively "Limited Guaranteed Amount"). Under this Guaranty, the liability of Guarantor is limited as set forth above, and the obligations of Guarantor are absolute and continuing. The amount of this Guaranty is limited to the Limited Guaranteed Amount.

            2. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Notwithstanding anything contained in this Guaranty to the contrary, Guarantor shall be entitled to any notices and opportunities to cure a default pursuant to the Indebtedness which may be afforded the Borrower.

            3. This Guaranty will take effect when received by Bank without the necessity of any acceptance by Bank, or any notice to Guarantor or to Borrower, and will continue in full
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force until all Indebtedness incurred or contracted before receipt by Bank of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be delivered to Bank at the address of Bank listed above or such other place as Bank may designate in writing. This Guaranty may be revoked only with respect to Indebtedness incurred or contracted by Borrower, or acquired by Bank thirty (30) days or more after the date on which written notice of revocation is actually received by Bank. No notice of revocation hereof shall be effective as to any
Indebtedness: (a) existing at the date of receipt of such notice; (b) incurred or contracted by Borrower, or acquired by Bank, within thirty (30) days after receipt of such notice; (c) now existing or hereafter created pursuant to or evidenced by a loan agreement or commitment under which Borrower is or may become obligated to Bank; or (d) renewals, extensions, consolidations, substitutions, and refinancings of the foregoing. Any payment by Guarantor with respect to the Indebtedness guaranteed shall not reduce the maximum obligation hereunder, unless written notice to that effect be actually received by Bank at or prior to the time of such payment. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains, but sums are available for advance.

            4. Guarantor authorizes Bank, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with anyone or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Bank may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement, as Bank in its discretion may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; (h) to assign or transfer this Guaranty in whole or in part; (i) to exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (j) to settle or compromise any Indebtedness; and (k) to subordinate the payment of all or any part of Indebtedness of Borrower to Bank to the payment of any liabilities which may be due Bank or others.

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            5. Guarantor represents and warrants to Bank that (a) no
representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and at the request of Bank; (c) Guarantor has not and will not, without the prior written consent of Bank, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Bank has made no representation to Guarantor as to the credit worthiness of Borrower; (e) upon Bank's request, Guarantor will provide to Bank financial and credit information in form acceptable to Bank, and all such financial information provided to Bank is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Bank shall have no obligation to disclose to Guarantor any information or documents acquired by Bank in the course of its relationship with Borrower.

            6. Except as prohibited by applicable law, Guarantor waives any right to require Bank (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower or Bank in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Bank from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Bank from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Bank's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Bank and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Bank from bringing any action, including a claim for deficiency, against Guarantor, before or after Bank's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Bank which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement,

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

including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Bank against Guarantor is commenced there is outstanding Indebtedness of Borrower to Bank which is not barred by any applicable statute of limitations; (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness; or (g) by any failure, neglect, or omission by Bank to perfect in any manner the collection of the Indebtedness or the security given therefor, including the failure or omission to seek a deficiency judgement against Borrower. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Bank is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

            7. In the event of (i) an Event of Default as that tem1 is defined in the Loan Agreement of even date herewith between Borrower and Bank, or (ii) a breach of any of the covenants or agreements of Guarantor contained herein, or
(iii) a default or events of default under any loan agreement, credit agreement, pledge agreement, guaranty, mortgage or security agreement between or among the Borrower and/or the Bank, or a material default or events of default under any loan agreement, credit agreement, pledge agreement, guaranty, mortgage or security agreement between or among the Guarantor and/or the Bank, or (iv) failure of Guarantor to pay debts as they mature, or (v) the business failure of Borrower or Guarantor or (vi) the appointment of a receiver, trustee, custodian or liquidator of any substantial portion of the property or assets of Borrower or Guarantor or (vii) the commencement of any proceedings under any bankruptcy or insolvency laws by or against Borrower or Guarantor and as to involuntary proceedings, a failure to obtain a dismissal thereof within 90 days, or (viii) the death of Guarantor and even if such event shall occur at a time when any of the Indebtedness may not be due and payable, all Indebtedness shall, for the purposes of this Guaranty Agreement, be deemed, at Bank's election and after written notice, to be immediately due and payable.

            8. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such wavier is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

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            9. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Bank by law, Bank shall have, with respect to Guarantor's obligations to Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Bank all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Bank.

            10. Guarantor agrees that the Indebtedness of Borrower to Bank, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Bank may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Bank and Guarantor shall be paid to Bank and shall be first applied by Bank to the Indebtedness of Borrower to Bank. Guarantor does hereby assign to Bank all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Bank full payment in legal tender of the Indebtedness. If Bank so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Bank. Guarantor agrees, and Bank hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Bank deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

            11. The following words shall have the following meaning when used in this Guaranty:

            Guarantor or Guarantors shall have the meaning set out in the preamble. GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Bank dated of even date herewith. INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Bank on the Note or otherwise, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower and any present or

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

future judgements against Borrower; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise. BANK. The word "Bank" means The F &M Bank & Trust Company of Tulsa, Oklahoma, its successors and assigns. RELATED DOCUMENTS. The word "Related Documents" mean and include without limitation all notes, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

            12. The following miscellaneous provisions are a part of this Guaranty

AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. All prior and contemporaneous representations and discussions concerning the subject are included in this document and the Related Documents or do not constitute an aspect of the agreement of the parties. Except as may be specifically set forth in this Guaranty and the Related Documents, no conditions precedent or subsequent, of any kind whatsoever, exist with respect to Guarantor's obligations under this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Guaranty has been delivered to Bank and accepted by Bank in the State of Oklahoma. If there is a lawsuit, Guarantor agrees upon Bank's request to submit to the jurisdiction of the courts of Oklahoma County, State of Oklahoma. This Guaranty shall be governed by and construed in accordance with the laws of the State of Oklahoma.

ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Bank's reasonable costs and expenses, including reasonable attorneys' fees and Bank's reasonable legal expenses, incurred in connection with the enforcement of this Guaranty. Bank may pay someone else to help enforce this Guaranty, and Guarantor shall pay the reasonable costs and expenses of such enforcement. Costs and expenses include Bank's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

NOTICES. Except for revocation notices by Guarantor, all notices required to be given by either party to the other under this Guaranty shall be in writing and shall be delivered either personally, by overnight courier, or by United States mail (postage prepaid), addressed to the intended recipient at the address shown above or to such other addresses as either party may designate to the other in writing and shall be effective on the date of actual delivery .All revocation notices by Guarantor shall be in writing and shall be effective only upon actual delivery to Bank as

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provided above in the section set out above. For notice purposes, Guarantor agrees to keep Bank informed at all times of Guarantor's current address.

INTERPRETATION. The words "Guarantor," "Borrower," and "Bank" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. It is not necessary for Bank to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

WAIVER. Bank shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver by Bank of a provision of this Guaranty shall not prejudice or constitute a waiver of Bank's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Bank, nor any course of dealing between Bank and Guarantor, shall constitute a waiver of any of Bank's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Bank is required under this Guaranty, the granting of such consent by Bank in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Bank.

            Dated effective this 12 day of December, 2001

                                   GUARANTOR:


                                   /s/ Warren F. Kruger
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                                   Warren F. Kruger
















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